UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2010

EGPI FIRECREEK, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-32507 (Commission File Number)	88-0345961 (IRS Employer Identification No.)

6564 Smoke Tree Lane, Scottsdale Arizona (principal executive offices)	85253 (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

 EXPLANATORY NOTE

On October 7, 20109, we filed with the Securities and Exchange Commission a Current Report on Form 8-K.  This Amendment No. 1 to our Current Report on Form 8-K is being filed to correct information for Item 2.01 and adds an Exhibit A1.  The filing of this Form 8-K/A, Amendment No. 1, is not an admission that our Form 8-K, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

Except as described herein, no other changes have been made to our Current Report on Form 8-K.  We have not updated the disclosures in this Form 8-K/A, Amendment No. 1, to speak as of a later date or to reflect events which occurred at a later date, except as noted.

Item 2.01.         Completion of Acquisition or Disposition of Assets.

Effective October 1, 2010, EGPI Firecreek, Inc. (“Purchaser” or “EGPI”) executed a Securities Purchase / Exchange Agreement (“SPA”) with the owners (“Sellers”) of Terra Telecom, LLC, an Oklahoma limited liability company, located at 4510 South 86th East Ave, Tulsa, Oklahoma, 74145 (the “Company” or “Terra”) to acquire all of the outstanding stock of Terra, and 100% of the total LLC membership units existing thereof, (the Sellers, the Purchaser, and the Company are collectively referred to herein as the “PARTIES”). All assets and liabilities of the Company, other than information listed in the SPA are considered to be transferred to the Purchaser. A copy of the Securities Purchase / Exchange Agreement was attached as an exhibit to our Current Report filed with the Commission on October 7, 2010.

Effective on December 6, the Registrant EGPI, the Subsidiary, and the Sellers agreed to amend the SPA as follows:

1     Amendment to the Recitals of the Agreement.  Recital A, Recital C, Recital D, Recital E, Paragraph 1.1 Purchase and Sale, Paragraph 1.2 are hereby amended as follows:

.1      Recital A of the Agreement is deleted and restated in its entirety as follows:

“The Sellers own all of the issued and outstanding ownership interests of the Company and desire to exchange all of their interests in the Company for Common Stock of Purchaser as set forth herein (the “Common Stock” or the “Securities”)”

.2      Recital C is stricken from the Agreement

.3      Recital D of the Agreement is deleted and restated in its entirety as follows:

“In exchange for each of the Sellers’ ownership interest in the Company which in the aggregate equal 100%, the Sellers’ shall each acquire upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of Common Stock set forth opposite such person’s name in column (3) on the Schedule of Buyers attached hereto as Exhibit A”

.4      Recital E of the Agreement is deleted and restated in its entirety as follows:

“Contemporaneously with the execution and delivery of this Agreement and in consideration for the issuance of the Common Stock, the Sellers’ shall transfer 100% of the unencumbered ownership interest in the Company owned by each of them, upon the terms and conditions set forth herein”

.5      Paragraph 1.1 Purchase and Sale of the Agreement is amended to read as follows:

2     Article 1 of the Agreement is amended as follows:

.1    Section 1.1 is deleted and restated in its entirety as follows:

1.1           “PURCHASE AND SALE. Subject to the terms and conditions of this Agreement, the Sellers each agree to exchange all of the outstanding ownership interests of the Company owned by each of them (“MEMBER UNITS” or “UNITS” or “SHARES”) for    that aggregate number of shares of Common Stock set forth opposite such person’s name in column (3) on the Schedule of Buyers attached hereto as Exhibit A. The aggregate number of shares of Common Stock reflected on Exhibit A is Thirty Million (30,000,000) which is hereinafter referred to as the “Purchase Price”, subject to effects and adjustments retroactively of a 1:50 reverse stock split of EGPI’s common stock effective on November 9, 2010 (see Exhibit A1).

.2      Section 1.2 of the Agreement is deleted and restated in its entirety as follows:

“1.2           Sellers’ Earn-Out

1.2.1           In addition to the Purchase Price, the Sellers shall,  for  a  period  of twenty-four (24) months following the Closing Date (the "EARN-OUT  TERM"), be entitled to receive additional shares of Common Stock  (the “Earn-out Provision” or “Earn-out”) based upon the financial performance of the Company set forth below:

1.2.1(a).              If as of January 1, 2013 (the “FIRST EARN-OUT DATE”) the average annual revenues of the Company for the two (2) previous calendar years (i.e.  the calendar years ending January 1, 2012 and January 1, 2013 and which are hereinafter referred to as the “First Earn Out Period”) is determined to be (the “Revenue Determination”) not less than Twenty Million Dollars ($20,000,000) (the “Revenue Milestone”) and the average EBITDA of the Company for the First Earn Out Period is determined to be (the “EBITDA Determination”) not less than two (2) million dollars ($2,000,000) (the “EBITDA Milestone”) then the Company shall  issue to the Sellers in the same proportion as appears on Exhibit A, the amount  of 30,000,000 shares of the Purchaser’s common stock (the “First Earn Out Maximum”).. The Revenue Determination and the EBITDA Determination shall be weighted equally and made within One Hundred and Twenty (120) days following the end of the First Earn Out period and shall be made according to GAAP by an independent certified public accounting firm acceptable to the Parties the cost of which shall be split equally between Purchaser and Sellers.  In the event either the Revenues Determination or the EBITDA Determination is less than either the Revenue Milestone or the EBITDA Milestone, respectively then the First Earn Out Maximum shall be prorated giving equal weight to Revenue and EBITDA. For example, if the Revenue Determination at the First Earn-Out Date is $19,975,000.00 rather than $20,000,000.00, the quotient obtained by dividing $19,975,000.00 by $20,000,000.00 is 0.9988.  The weighted quotient for revenue obtained is .4994. If the EBITDA Determination at the First Earn-Out Date is $1,875,000.00 rather than $2,000,000.00, the quotient obtained by dividing $1,875,000.00 by $2,000,000.00 is 0.9375.  The weighted quotient for EBITDA obtained is .4688. The sum of the weighted quotient for revenue and EBITDA is .9681. The 30,000,000 number of shares of the EGPI Common Stock will then be multiplied by 0.9681 with a result of 29,043,750.  Thereafter, 956,250 number of shares of the EGPI Common Stock will then remain issuable upon the Company meeting the performance criteria outlined below for the Second Earn-Out Date.

1.2.1(b).             If the performance criteria in section.1.2.1 (a) is not met for the First Earn-Out Period, then on January 1, 2014 (“SECOND EARN-OUT DATE”) Sellers shall have the opportunity to earn any remaining amount of the First Earn Out Maximum as follows: if as of the Second Earn Out Date the average annual revenues of the Company for the three (3) previous calendar years (i.e.  the calendar years ending January 1, 2012, January 1, 2013 and January 1, 2014 and which are hereinafter referred to as the “Second Earn Out Period”) is determined to be (the “ Second Revenue Determination”) not less than Thirty Million Dollars ($30,000,000) (the “Second Revenue Milestone”) and the average EBITDA of the Company for the Second Earn Out Period is determined to be (the “Second EBITDA Determination”) not less than three (3) million dollars ($3,000,000) (the “Second EBITDA Milestone”) then the Company shall  issue to the Sellers in the same proportion as appears on Exhibit A, the remainder of the First Earn Out Maximum. The Second Revenue Determination and the Second EBITDA Determination shall be weighted equally and made within One Hundred and Twenty (120) days following the end of the Second Earn Out period and shall be made according to GAAP by an independent certified public accounting firm acceptable to the Parties the cost of which shall be split equally between Purchaser and Sellers.

1.2.1(c)               Adjustment for Stock Splits, Stock Dividends, Recapitalizations, Etc.  The Number of Shares issuable under this Section shall be appropriately adjusted to reflect any stock dividend, stock split, and combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

3   Amendment to Article 8 of the Agreement. Section 8.4 of the Agreement is deleted and restated in its entirety as follows:

“Purchaser shall have delivered to Sellers the Common Stock constituting the Purchase Price, at Closing.

4    Amendment to Section 12.3 of the Agreement. The following is added to Section 12.3

“EBITDA” shall mean Earnings Before Interest Taxes Depreciation and Amortization in accordance with GAAP.

A copy of amendment number one to the Securities Exchange / Purchase Agreement is attached hereto as an Exhibit.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

It is not practicable to file the required historical financial statements of EGPI Firecreek, Inc., a Nevada corporation (the “registrant”), and Terra Telecom, LLC a company formed and existing under the laws of the State of Oklahoma (the newly acquired “Subsidiary”) at this time.  Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

(b)           Pro forma financial information.

It is not practicable to file the required pro forma financial statements of EGPI Firecreek, Inc., a Nevada corporation (the “registrant”), and Terra Telecom, LLC, a company formed and existing under the laws of the State of Oklahoma (the newly acquired “Subsidiary”). Accordingly, pursuant to Item 9.01(b)(2) of Form 8-K, the registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

(c)           Shell company transaction.  Not applicable.

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit
10.1	Amendment Number One to Stock Purchase (Securities Exchange) Agreement with the Stockholders of Terra Telecom, LLC
10.2	Exhibit A and A1, to the Securities Purchase Agreement with the Owners of Terra Telecom, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2010

EGPI FIRECREEK, INC.

By	/s/ Dennis R. Alexander
Dennis R. Alexander, Chief Executive Officer